================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                METROWERKS INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                                METROWERKS INC.

                           MANAGEMENT PROXY CIRCULAR

                            SOLICITATION OF PROXIES

This Proxy Circular is furnished in connection with the solicitation by the management of Metrowerks Inc. (the "Company") of proxies to be used at the annual and special meeting (the "Meeting") of shareholders of the Company to be held at The Hilton, 145 Richmond Street West, Toronto, Ontario at 11:00 a.m. (E.S.T.) on November 24, 1998, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Meeting ("Notice of Meeting"). THIS SOLICITATION OF PROXIES IS BEING MADE BY OR ON BEHALF OF THE MANAGEMENT OF THE COMPANY and the total cost of solicitation will be borne by the Company. The information contained herein is given as at October 16, 1998, except as otherwise noted.

DOLLAR AMOUNTS REFERRED TO IN THIS PROXY CIRCULAR ARE STATED IN CANADIAN DOLLARS, WITH THE UNITED STATES DOLLAR EQUIVALENT IN PARENTHESES, UNLESS OTHERWISE INDICATED. ON OCTOBER 16, 1998 THE EXCHANGE RATE FOR CANADIAN AND UNITED STATES DOLLARS (BEING THE NOON BUYING RATE IN TORONTO FOR CANADIAN DOLLARS, AS REPORTED BY THE BANK OF CANADA) WAS C$1.00 EQUALS US $0.6483.

For purposes of this Proxy Circular, "Executive Officer" of the Company means an individual who at any time during the year was the Chairman of the Board of Directors, where such person performed the functions of such office on a full-time basis; the President; any Vice-President in charge of a principal business unit such as sales, finance or production; or any officer of the Company or of a subsidiary or other person who performed a policy-making function in respect of the Company; and "Named Executive Officer" means each of the chief executive officer of the Company and the four most highly compensated Executive Officers during the most recently completed financial year who were paid more than $100,000 during such year.

APPOINTMENT OF PROXIES

The persons named in the enclosed form of proxy are directors of the Company. A shareholder who wishes to appoint some other person to represent such shareholder at the Meeting may do so by inserting such person's name in the blank space provided in the form of proxy. Such other person need not be a shareholder of the Company.

To be valid, proxies must be deposited with Montreal Trust Company of Canada, 151 Front Street West, Toronto, Ontario, M5J 2N1 not later than 48 hours (excluding Saturdays, Sundays and holidays) before the time for holding the Meeting or, if the Meeting is adjourned, 48 hours, (excluding Saturdays, Sundays and holidays) before any adjourned Meeting.

NON-REGISTERED HOLDERS

Only registered holders of common shares of the Company (the "Common Shares"), or the persons they appoint as their proxies, are permitted to attend and vote at the meeting. However, in many cases, Common Shares of the Company beneficially owned by a holder (a "Non-Registered Holder") are registered either:

     (a) in the name of an intermediary (an "Intermediary") that the Non-Registered Holder deals with in respect of the Common Shares, such as, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered RRSPs, RRIFs, RESPs and similar plans; or

     (b) in the name of a clearing agency (such as The Canadian Depository for Securities Limited) of which the Intermediary is a participant. In accordance with the requirements of National Policy Statement No. 41 of the Canadian Securities Administrators, the Company has distributed copies of the notice of meeting, this management proxy circular, the form of proxy and the audited financial statements (collectively, the "meeting materials") to the clearing agencies and Intermediaries for onward distribution to Non-Registered Holders.

Intermediaries are required to forward meeting materials to Non-Registered Holders unless a Non-Registered Holder has waived the right to receive them. Very often, Intermediaries will use service companies to forward the meeting materials to Non-Registered Holders. Generally, Non-Registered Holders who have not waived the right to receive meeting materials will either:

A. be given a proxy which has already been signed by the Intermediary (typically by a facsimile, stamped signature) which is restricted as to the number of Common Shares beneficially owned by the Non-Registered Holder but which is otherwise uncompleted. This form of proxy need not be signed by the Non-Registered Holder. In this case, the Non-Registered Holder who wishes to submit a proxy should otherwise properly complete the form of proxy and deposit it with Montreal Trust Company of Canada as described above;

 or

B. more typically, be given a voting instruction form which must be completed and signed by the Non-Registered Holder in accordance with the directions on the voting instruction form (which may in some cases permit the completion of the voting instruction form by telephone).

The purpose of these procedures is to permit Non-Registered Holders to direct the voting of the Common Shares they beneficially own. Should a Non-Registered Holder who receives either a proxy or a voting instruction form wish to attend and vote at the meeting in person (or have another person attend and vote on behalf of the Non-Registered Holder), the Non-Registered Holder should strike out the names of the persons named in the proxy and insert the Non-Registered Holder's (or such other person's) name in the blank space provided or, in the case of a voting instruction form, follow the corresponding instructions on the form. IN EITHER CASE, NON-REGISTERED HOLDERS SHOULD CAREFULLY FOLLOW THE INSTRUCTIONS OF THEIR INTERMEDIARIES AND THEIR SERVICE COMPANIES.

REVOCATION

A registered shareholder who has given a proxy may revoke the proxy by:

     (a) completing and signing a proxy bearing a later date and depositing it with Montreal Trust Company of Canada as described above; or

     (b) depositing an instrument in writing executed by the shareholder or by the shareholder's attorney authorized in writing: (i) at the registered office of the Company at any time up to and including the last business day preceding the day of the Meeting, or any adjournment of the Meeting, at which the proxy is to be used, or (ii) with the chairman of the meeting prior to the commencement of the Meeting on the day of the Meeting or any adjournment of the Meeting; or

     (c)  in any other manner permitted by law.

A Non-Registered Holder may revoke a voting instruction form or a waiver of the right to receive meeting materials and to vote given to an Intermediary at any time by written notice to the Intermediary, except that an Intermediary is not required to act on a revocation of a voting instruction form or of a waiver of the right to receive materials and to vote that is not received by the Intermediary at least seven days prior to the Meeting.

VOTING OF PROXIES AND EXERCISE OF DISCRETION BY PROXYHOLDERS

The Common Shares represented by any proxy in favour of the management nominees will, if the instructions contained in the proxy are certain, be voted on any poll in accordance with the specifications made by the shareholder in the Proxy. IN THE ABSENCE OF SUCH DIRECTION, IT IS INTENDED THAT SUCH COMMON SHARES WILL BE VOTED FOR THE APPROVAL OF THE ITEMS SET OUT IN THE PROXY. FURTHER, IT IS INTENDED THAT SUCH COMMON SHARES WILL BE VOTED IN FAVOUR OF EACH OF THE NOMINEES FOR ELECTION AS DIRECTORS, IN FAVOUR OF THE PROPOSED AMENDMENT TO THE STOCK OPTION PLAN, IN FAVOUR OF THE PROPOSED AMENDMENT TO THE BY-LAWS AND IN FAVOUR OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS AS THE AUDITORS OF THE COMPANY, AT A REMUNERATION TO BE FIXED BY THE DIRECTORS OF THE COMPANY. The Proxy confers discretionary authority upon the persons named therein with respect to amendments or variations to any matters identified in the Notice of Meeting accompanying this Proxy Circular and with respect to other matters which may properly come before the Meeting. At the time of mailing or other publication of this Proxy Circular, the management of the Company knew of no such amendments, variations, or other matters to come before this Meeting.

                                  SHARE CAPITAL

VOTING SHARES

The authorized capital of the Company consists of an unlimited number of Class A Preferred Shares, an unlimited number of Class B Preferred Shares and an unlimited number of Common Shares. As of October 16, 1998, there were 12,919,030 Common Shares issued and outstanding. No Class A Preferred Shares or Class B Preferred Shares are issued and outstanding as at such date.

All holders of Common Shares of record at the close of business on October 19, 1998, the record date established for notice of the Meeting, will, subject to the following sentence, be entitled to one vote for each Share held on all matters proposed to come before the Meeting. In the event that a holder of Common Shares has transferred any Common Shares after the record date and the transferee of such Common Shares establishes ownership thereof and demands, not later than the close of business on November 14, 1998 to be included in the list of shareholders entitled to vote at the Meeting, then such transferee shall be entitled to vote such Common Shares at the Meeting.

The quorum for the Meeting is two members present in person or by proxy, entitled to vote at the Meeting and representing in the aggregate not less than 33b percent of the outstanding Common Shares.

PRINCIPAL HOLDERS OF COMMON SHARES

To the knowledge of the directors and senior officers of the Company, no persons beneficially own, directly or indirectly, or exercise control or direction over, shares of the Company carrying more than ten percent of the voting rights attached to any class of outstanding shares of the Company entitled to vote in connection with any matters being proposed for consideration at the Meeting other than those shareholders listed as such in the table below.

The following table sets forth certain information regarding the beneficial ownership, directly or indirectly, of shares of the Company or the exercise of control or direction over shares of the Company as of July 31, 1998 as to (i) each person who is known by the Company to own more than 5% of the voting rights attached to any class of outstanding shares, (ii) each director of the Company,
(iii) each of the Named Executive Officers, and (iv) all directors and Executive Officers as a group.

                                                                                                 PERCENTAGE OWNERSHIP OF
NAME OF SHAREHOLDER                                           NUMBER AND CLASS OF SECURITIES           CLASS/(1)(2)/
--------------------------------------------------------------------------------------------------------------------------
Jean Belanger/(3)/                                                  1,872,739 Common Shares              14.5%

Greg Galanos/(4)/                                                   1,872,739 Common Shares              14.5%

Stephen Lockyer/(5)/                                                  512,284 Common Shares               4.0%

Geoff Beattie/(6)/                                                      7,334 Common Shares                *

Tom Woods/(7)/                                                          5,334 Common Shares                *

David Perkins/(8)/                                                     71,166 Common Shares                *

John Cheuck/(9)/                                                       20,000 Common Shares                *

Peter Tolnai/(10)/                                                     16,667 Common Shares                *

Berardino Baratta/(11)/                                                24,867 Common Shares                *

Caisse de depot et placement du Quebec                              1,670,033 Common Shares              12.9%
--------------------------------------------------------------------------------------------------------------------------
Total of the above                                                  6,073,163 Common Shares              47.0%

All directors and  Executive Officers                               4,441,797 Common Shares              34.4%
as a group (12 persons)(12)

(*  Less than 1% of the Company's outstanding common stock)

(1) Applicable percentage ownership is based on 12,919,030 Common Shares issued and outstanding as of July 31, 1998 together with applicable options for such shareholder. Common Shares subject to options exercisable as of July 31, 1998 or exercisable within 60 days after July 31, 1998 are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage of any other person.
(2) This table is based upon information supplied by Executive Officers and directors. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the shareholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.
(3) Includes 7,500 Common Shares subject to options exercisable within 60 days of July 31, 1998. Mr. Belanger is Chairman and Chief Executive Officer of the Company. Mr. Belanger's address is c/o Metrowerks Inc., 9801 Metric Blvd., Suite 100, Austin, TX 78758.
(4) Includes 7,500 Common Shares subject to options exercisable within 60 days of July 31, 1998. Mr. Galanos is President and Chief Technology Officer of the Company. Mr. Galanos' address is c/o Metrowerks Inc., 10121 Miller Ave., Suite 102, Cupertino, CA 95014.
(5) Includes 3,334 Common Shares subject to options exercisable within 60 days of July 31, 1998. Mr. Lockyer is a director of the Company.
(6) Includes 3,334 Common Shares subject to options exercisable within 60 days of July 31, 1998. Mr. Beattie is a director of the Company.
(7) Includes 3,334 Common Shares subject to options exercisable within 60 days of July 31, 1998. Mr. Woods is a director of the Company.
(8) Includes 66,166 Common Shares subject to options exercisable within 60 days of July 31, 1998. Mr. Perkins is the Company's Senior Vice-President, OEM Sales and Business Development.
(9) All Common Shares are subject to options exercisable within 60 days of July 31, 1998. Mr. Cheuck is the President, Metrowerks Co. Ltd.
(10) Includes 1,667 Common Shares subject to options exercisable within 60 days of July 31, 1998. Mr. Tolnai is a director of the Company.

(11) Includes 24,167 Common Shares subject to options exercisable within 60 days of July 31, 1998. Mr. Baratta is the Company's Vice-President, Research & Development.
(12) Includes an additional 38,667 Common Shares subject to options exercisable within 60 days of July 31, 1998, held by Executive Officers not otherwise listed in this table.

            PARTICULARS OF MATTERS TO BE ACTED UPON AT THE MEETING

DIRECTORS' REPORT AND FINANCIAL STATEMENTS

The Directors' Report, the consolidated financial statements of the Company for the financial year ended July 31, 1998 and the auditors' report thereon will be presented at the Meeting.

ELECTION OF DIRECTORS

The number of directors to be elected at the Meeting is seven. The management representatives named in the proxy intend to vote for the election of the seven nominees whose names are set forth below. All such nominees are now directors and have been directors since the dates indicated below. Management does not contemplate that any of the proposed nominees will be unable to serve as a director, but, if that should occur for any reason prior to the Meeting, the management representatives named in the proxy reserve the right to vote for another nominee at their discretion. Each director elected will hold office until the next annual meeting or until his successor is elected or appointed.

The Company has four committees consisting of an Audit Committee, a Stock Option Committee, a Compensation Committee and a Corporate Governance and Nominating Committee, the members of each of which are indicated below.

==============================================================================================================================
          NAME, OFFICE AND                                OWNERSHIP OR CONTROL              PRINCIPAL OCCUPATION
      MUNICIPALITY OF RESIDENCE         DIRECTOR SINCE     OVER COMMON SHARES               FOR PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------
JEAN J. BELANGER                        January 1, 1990        1,865,239        Chairman and Chief Executive Officer of the
Director, Chairman of the Board and                                             Company; prior to July 1996, Chairman of the
 Chief Executive Officer                                                        Board of the Company

Austin, Texas
------------------------------------------------------------------------------------------------------------------------------
GREGORY P. GALANOS/(2)(3)/             January 1, 1990         1,865,239        President and Chief Technology Officer of the
Director, President and                                                         Company; prior to July 1996, President and
Chief Technology Officer                                                        Chief Executive Officer of the Company

Monte Sereno, California
------------------------------------------------------------------------------------------------------------------------------
DAVID PERKINS                           June 29, 1995              5,000        Senior Vice-President, OEM Sales and Business
Director and Senior Vice-President,                                             Development of the Company; from August 1996
 OEM Sales and Business Development                                             to July 1998, Senior Vice-President,
                                                                                Strategic Products of the Company; from May
Austin, Texas                                                                   1995 to July 1996, Vice-President, Finance
                                                                                and Chief Financial Officer of the Company;
                                                                                from October 1991 to April 1995, Partner,
                                                                                Coopers & Lybrand

==============================================================================================================================

==============================================================================================================================
STEPHEN LOCKYER/(1)(2)(3)(4)/            May 4, 1992             508,950        President of Cornwallis Financial
Director                                                                        Corporation, a financial services company

Halifax, Nova Scotia
------------------------------------------------------------------------------------------------------------------------------
TOM WOODS/(1)(4)/                      January 30, 1996            2,000        Chief Financial Officer, CIBC World Markets;
Director                                                                        prior to September, 1998, Managing Director,
                                                                                CIBC Wood Gundy Securities Inc., a securities
Toronto, Ontario                                                                dealer
------------------------------------------------------------------------------------------------------------------------------
GEOFF BEATTIE/(1)(4)/                  October 28, 1996            4,000        President of The Woodbridge Company Limited,
Director and Secretary                                                          a holding company; prior to March 1998,
                                                                                Partner, Tory Tory DesLauriers & Binnington,
Toronto, Ontario                                                                a law firm
------------------------------------------------------------------------------------------------------------------------------
PETER TOLNAI/(1)(2)(3)/                August 21, 1997            15,000        President of Orchard Capital Group Inc., a
Director                                                                        private equity investment fund; from January
                                                                                1995 to March 1997, Vice President of
Toronto, Ontario                                                                Citibank Canada; prior to January 1995,
                                                                                Managing Director, Clairvest Group Inc.
==============================================================================================================================

/(1)/ Member of the Company's Audit Committee.
/(2)/ Member of the Company's Stock Option Committee.
/(3)/ Member of the Company's Compensation Committee.
/(4)/ Member of the Company's Corporate Governance and Nominating Committee.

No proposed director is to be elected pursuant to any arrangement or understanding between the nominee and any other person. Voting securities carrying ten percent of the voting rights attached to any class of voting securities of the Company or of a subsidiary of the Company are not beneficially owned, directly or indirectly, or controlled or directed by any director of the Company and his associates and affiliates, other than as set out above.

AMENDMENT OF STOCK OPTION PLAN

   Description of Stock Option Plan

The current stock option plan of the Company (the "Plan") was adopted by the Board of Directors on June 21, 1995, was approved by the shareholders of the Company at the annual and special meeting of shareholders held on October 26, 1995, and was amended by resolution of the shareholders of the Company at the annual and special meeting of shareholders held on October 28, 1996 to increase the number of Common Shares reserved for issuance under the Plan by 1,000,000 Common Shares to 2,600,000 Common Shares. The Plan will terminate in June, 2005. To date, options to purchase a total of 645,537 Common Shares have been exercised by participants under the Plan. There are currently outstanding under the Plan options to purchase a total of 1,743,221 Common Shares, representing approximately 11.9% of the issued and outstanding Common Shares on a fully-diluted basis.

The Plan provides that options may be granted to the Company's employees, officers, directors, or consultants, based on the eligibility criteria set out in the Plan. Under the Plan, the Company may grant either ISOs or Non-Qualified Stock Options. An ISO is defined in the Plan as an "incentive stock option", as such term is defined in section 422 of the United States Internal Revenue Code of 1986, as amended from time to time (the "Code") and is therefore subject to favourable tax treatment under the Code. A Non-Qualified Stock Option is defined in the Plan as a stock option that is not an ISO.

The options issued pursuant to the Plan will be exercisable at a price which is equal to the fair market value of the Common Shares at the time the option is granted. So long as the Company is listed on a stock exchange or over the counter market and the optionee does not own more than 10% of the total voting power of all classes of shares of the Company or an affiliate of the Company, fair market value will be determined as the closing market price for the Common Shares of the Company on the Canadian stock exchange which is the principal trading market for the Common Shares, as determined by the Stock Option Committee, on the day immediately preceding the date of grant. If an Optionee does own more than 10% of the total voting power of all classes of shares of the Company or an affiliate of the Company, the options will be exercisable at a minimum of 110% of the fair market value as determined in accordance with the previous sentence.

Options under the Plan are granted for a term not to exceed ten years from the date of their grant and subject to certain exceptions in the Plan relating to the death or disability of the Optionee, the options are non-assignable and non-transferable. The number of Common Shares reserved for issuance or issued to insiders (within the meaning of the Securities Act (Ontario)) under the Plan is restricted such that: (i) options cannot be granted under the Plan such that the number of Common Shares reserved for issuance pursuant to stock options granted to insiders under the Plan or any other established or proposed share compensation arrangement, of which there currently are none, exceeds 10% of the outstanding issue; (ii) Common Shares cannot be issued to insiders upon the exercise of options such that the number of Common Shares issued to insiders under the Plan or any other established or proposed share compensation arrangement, of which there currently are none, in any one year period exceeds 10% of the outstanding issue; and (iii) Common Shares cannot be issued to any one insider or such insider's associates upon the exercise of options such that the number of Common Shares issued to such persons under the Plan or any other established or proposed share compensation arrangement, of which there currently are none, in any one-year period exceeds 5% of the outstanding issue. The Stock Option Committee has full discretion to impose a vesting schedule on the options issued pursuant to the Plan.

All options granted before December 31, 1997 automatically vest upon a Change of Control. With respect to all options granted on or after December 31, 1997, the board of directors has the flexibility, upon a Change of Control or other significant corporate event, to terminate all previously issued options, purchase such options for cancellation or, in the case of an amalgamation, provide for the assumption of the options (or issuance of equivalent options) by the successor corporation.

     Proposed Amendments

The maximum number of Common Shares issuable under the Plan is 2,600,000 Common Shares. To date, options to purchase 645,537 Common Shares have been issued and exercised and options to purchase 1,743,221 Common Shares have been issued and remain unexercised under the Plan. As a result, only 211,242 options are currently available for issuance under the Plan.

The Stock Option Committee has determined that in order to continue the Company's policy of awarding stock options to deserving employees, officers and directors of the Company and to permit the Company to remain competitive with other participants in the industry in which stock option awards form a material part of employee remuneration and provide valuable incentives for employee productivity, the number of Common Shares reserved for issuance under the Plan should be increased by 1,000,000 Common Shares. The Company believes that this amendment will provide it with greater flexibility in its compensation policies, the ability to attract talented engineers and key employees and to provide them with long term incentives which correspond with the interests of the Company's shareholders. If this amendment is approved, the total number of Common Shares issuable pursuant to stock options under the Plan will be 3,600,000, or approximately 28% of the issued and outstanding Common Shares, and the Company will have 1,211,242 options available for issuance under the Plan. The proposed effective date of this amendment is November 24, 1998. This amendment is subject to regulatory approval by The Toronto Stock Exchange and the Montreal Exchange and to shareholder approval, as described below.

     Shareholder Approval

The shareholders of the Company will be asked to pass the following resolution by the affirmative vote of a majority of the votes cast by the holders of the Common Shares present in person or represented by proxy at the meeting:

"RESOLVED, AS AN ORDINARY RESOLUTION, WITH OR WITHOUT AMENDMENT, THAT the Stock Option Plan dated June 21, 1995 (as amended) (the "Plan") be further amended to increase the maximum aggregate number of Common Shares issuable under the Plan from 2,600,000 to 3,600,000."

AMENDMENT TO BY-LAWS REGARDING QUORUM REQUIREMENTS

On July 9, 1998, the Board of Directors of the Company passed a resolution amending the by-laws of the Company to provide that quorum at shareholders' meetings shall be obtained if at least two shareholders are present and holding or representing by proxy at least 33b% of the shares entitled to vote at such meeting. Prior to the amendment, the by-laws required that quorum would be obtained if at least two shareholders were present and held or represented by proxy a majority of the shares entitled to vote at such meeting. The Board of Directors approved the amendment to the by-laws to facilitate meetings of shareholders while continuing to comply with regulatory requirements. The Canada Business Corporations Act requires that shareholders must confirm the amendment to the by-laws by the affirmative vote of a majority of the votes cast at a shareholders' meeting. The shareholders of the Company will be asked at the Meeting to pass the following ordinary resolution:

"RESOLVED, AS AN ORDINARY RESOLUTION, WITH OR WITHOUT AMENDMENT, THAT the amendment to the by-laws approved by the Board of Directors of the Company on July 9, 1998 relating to quorum requirements at shareholders' meetings is hereby confirmed."

APPOINTMENT OF AUDITORS

The current auditors of the Company are PricewaterhouseCoopers, Chartered Accountants. PricewaterhouseCoopers were last appointed as the auditors of the Company at the annual and special meeting of shareholders of the Company held on October 22, 1997 and have been the Company's auditors for the past 5 years. The shareholders of the Company will be asked to pass a resolution re-appointing PricewaterhouseCoopers as the auditors of the Company until the next annual meeting of the Company and authorizing the directors of the Company to fix the remuneration payable to the auditors. The resolution to appoint PricewaterhouseCoopers as auditors of the Company must be passed by a majority of the votes cast by the holders of the Common Shares present in person or represented by proxy at the Meeting. A representative from PricewaterhouseCoopers is expected to be present at the meeting and will have an opportunity to make a statement and be available to respond to appropriate questions.

OTHER MATTERS

The management of the Company knows of no matter to come before the Meeting other than those referred to in the Notice of Meeting and this Proxy Circular. However, if any other matters properly come before the Meeting, it is the intention of the persons named in the Proxy accompanying this Proxy Circular to vote with regard to those matters in accordance with their best judgment.


                        POTENTIAL CONFLICTS OF INTEREST

FINANCIAL ASSISTANCE

The Company has not, since the beginning of its most recently completed financial year, granted any financial assistance to:

     (a) a shareholder of the Company or any of its affiliates who is not a director, officer or employee thereof, or to an associate of any such shareholder; or

     (b) to any person in connection with a purchase of shares issued or to be issued by the Company;

which was material to the Company or any of its affiliates or to the recipient of the assistance.

INDEMNIFICATION

There has been no indemnification paid and no indemnification will become payable, with respect to the most recently completed financial year of the Company, to any director or officer of the Company, any former director or officer of the Company or a person who acts or acted at the Company's request as a director or officer of a body corporate of which the Company is or was a shareholder or creditor, or his heirs or legal representatives.

INSURANCE

The Company has not purchased any liability insurance for the benefit of any director or officer of the Company, any former director or officer of the Company or a person who acts or acted at the Company's request as a director or officer of a body corporate of which the Company is or was a shareholder or creditor, or his heirs or legal representative.

COURT ACTIONS

The Company is not a party to any oppression action, derivative action or any other action alleging any violations of securities laws.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, officer, nominee for election as a director, or associate or affiliate of the foregoing persons has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Meeting, other than the election of directors and the appointment of auditors, and as otherwise set out herein.

INTEREST OF INSIDERS IN MATERIAL TRANSACTIONS

No director or officer of the Company, any subsidiary or any insider, nor any proposed nominee for election as a director of the Company, nor any shareholder owning more than ten percent of the voting securities of the Company, nor any associate or affiliate of the foregoing, has any direct or indirect material interest in any transaction since the commencement of the Company's last financial year or in any proposed transaction which materially affected or would materially affect the Company or any of its subsidiaries, other than as disclosed herein.

In fiscal 1998, the Company paid a fee of approximately US$150,000 in connection with a special warrant offering to an underwriter in which a director of the Company is an officer.

                 COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

SUMMARY OF COMPENSATION

As at July 31, 1998, there were eight Executive Officers of the Company. The following table is a summary of the compensation paid over the last three fiscal years ending July 31st to the Named Executive Officers.

                          SUMMARY COMPENSATION TABLE

                                   -----------------------------------------------------------------------------
                                                  ANNUAL COMPENSATION                  LONG-TERM COMPENSATION
                                   -----------------------------------------------------------------------------
                                                                                               AWARDS
                                                                                      --------------------------
NAME AND PRINCIPAL                                               OTHER ANNUAL         SECURITIES UNDER OPTIONS
   POSITION              YEAR      SALARY (US$)  BONUS (US$)     COMPENSATION (US$)          GRANTED (#)
----------------------------------------------------------------------------------------------------------------
Jean J. Belanger,        1998         148,846        Nil               Nil                    11,000
Chairman of the Board    1997         118,615        Nil               Nil                    15,000
and CEO                  1996         106,498        Nil               Nil                      Nil
----------------------------------------------------------------------------------------------------------------
Gregory P. Galanos,      1998         148,846        Nil               Nil                    11,000
President and Chief      1997         118,615        Nil               Nil                    15,000
Technology Officer       1996         106,498        Nil               Nil                      Nil
----------------------------------------------------------------------------------------------------------------
David Perkins, Senior    1998         120,000      55,800              Nil                    10,000
Vice-President, OEM      1997         118,615        Nil               Nil                    20,500/(2)/
Sales and Business       1996         106,498        Nil               Nil                    15,000
Development
----------------------------------------------------------------------------------------------------------------
John Cheuck,             1998         161,935        Nil             27,762                    6,500
President, Metrowerks    1997/(1)/    146,667        Nil             27,500                   30,000/(3)/
Co., Ltd.
----------------------------------------------------------------------------------------------------------------
Berardino Baratta,       1998         108,187      38,800              Nil                    10,000
Vice-President,          1997          96,154        Nil               Nil                    20,000/(4)/
Research & Development   1996          60,730        Nil               Nil                     7,500/(4)/
----------------------------------------------------------------------------------------------------------------

/(1)/ Eleven month period.

/(2)/ 7,500 of these options were originally granted in the financial year ended
      July 31, 1996 at an exercise price of C$17.00 (US$12.20) and were repriced during the financial year ended July 31, 1997 by reducing the exercise price to C$9.75 (US$7.00). The remainder of these options were granted at an exercise price of C$14.90 (US$10.70) (as to 5,500) and at an exercise price of C$11.85 (US$8.50) (as to 7,500) and were repriced by reducing the exercise price to C$9.75 (US$7.00) during the financial year ended July 31, 1997.

/(3)/ These options were granted at an exercise price of C$14.90 (US$10.70) and were repriced by reducing the exercise price to C$9.75 (US$7.00) in both cases during the financial year ended July 31, 1997.

/(4)/ 7,500 of these options were originally granted in the financial year ended
      July 31, 1996 at an exercise price of C$14.90 (US$10.70) and were repriced during the financial year ended July 31, 1997 by reducing the exercise price to C$9.75 (US$7.00). 20,000 of these options were granted in fiscal year 1997 at an exercise price of C$11.85 (US$8.50) and were repriced by reducing the exercise price to C$9.75 (US$7.00) during the financial year ended July 31, 1997.

                        OPTIONS GRANTED DURING THE MOST
                       RECENTLY COMPLETED FINANCIAL YEAR

The following table sets forth the individual grant of stock options for the financial year ending July 31, 1998 to the Named Executive Officers.

------------------------------------------------------------------------------------------------------------------------------
                                  % OF TOTAL                          MARKET VALUE OF
                     SECURITIES    OPTIONS                              SECURITIES
                       UNDER      GRANTED TO                        UNDERLYING OPTIONS                POTENTIAL REALIZABLE VALUE
                      OPTIONS    EMPLOYEES IN     EXERCISE OR             ON THE                      AT ASSUMED RATES OF STOCK
                      GRANTED     FINANCIAL       BASE PRICE          DATE OF GRANT     EXPIRATION      PRICE APPRECIATION FOR
      NAME            (#)/(1)/    YEAR /(2)/    (US$/SECURITY)        (US$/SECURITY)       DATE           OPTIONS TERMS/(3)/
------------------------------------------------------------------------------------------------------------------------------
                                                                                                         5% (US$)   10% (US$)
------------------------------------------------------------------------------------------------------------------------------
Jean J. Belanger      11,000        2.0              9.48                  8.62         Dec. 31/02        28,811     63,664
------------------------------------------------------------------------------------------------------------------------------
Gregory P. Galanos    11,000        2.0              9.48                  8.62         Dec. 31/02        28,811     63,664
------------------------------------------------------------------------------------------------------------------------------
David Perkins         10,000        2.0              8.62                  8.62         Dec. 31/02        23,815     52,626
------------------------------------------------------------------------------------------------------------------------------
John Cheuck            6,500        1.0              8.62                  8.62         Dec. 31/02        15,480     34,207
------------------------------------------------------------------------------------------------------------------------------
Berardino Baratta     10,000        2.0              8.62                  8.62         Dec. 31/02        23,815     52,626
------------------------------------------------------------------------------------------------------------------------------

/(1)/ Options granted are for Common Shares of the Company. These Options vest at the rate of one-third per year after each of the three years following the grant. The Options have a maximum term of 5 years. No financial assistance is provided by the Company for the purchase of Common Shares on the exercise of options.

/(2)/ Based on total option grants of 551,200.

/(3)/ Potential realizable value is based on the assumption that common stock of the Company appreciated the annual rate shown (compounded annually) from the date of grant until the expiration of the five-year term. These numbers are calculated based on the United States Securities and Exchange Commission requirements and do not reflect the Company's estimate of future growth.

             AGGREGATED OPTION EXERCISES DURING THE MOST RECENTLY

         COMPLETED FINANCIAL YEAR AND FINANCIAL YEAR-END OPTION VALUES

The following table sets forth the total number of securities underlying unexercised options of the Named Executive Officers and their dollar value during the financial year ended July 31, 1998.

-----------------------------------------------------------------------------------------------------------------------------------
                            SECURITIES ACQUIRED      AGGREGATE VALUE         UNEXERCISED OPTIONS AT        VALUE OF UNEXERCISED
                                ON EXERCISE              REALIZED                    FY-END                IN-THE-MONEY OPTIONS
          NAME                      (#)                    ($)                        (#)                     AT FY-END/(1)/
                                                                          ---------------------------------------------------------
                                                                          EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
-----------------------------------------------------------------------------------------------------------------------------------
Jean J. Belanger                    Nil                    N/A                   5,000          21,000       Nil           Nil
-----------------------------------------------------------------------------------------------------------------------------------
Gregory P. Galanos                  Nil                    N/A                   5,000          21,000       Nil           Nil
-----------------------------------------------------------------------------------------------------------------------------------
David Perkins                       Nil                    N/A                  64,333          23,667    C$223,750      C$13,125
                                                                                                         (US$164,250)   (US$9,625)
-----------------------------------------------------------------------------------------------------------------------------------
John Cheuck                         Nil                    N/A                  10,000          26,500       Nil           Nil
-----------------------------------------------------------------------------------------------------------------------------------
Berardino Baratta                   Nil                    N/A                  21,666          30,834    C$37,875       C$13,125
                                                                                                         (US$27,800)    (US$9,625)
-----------------------------------------------------------------------------------------------------------------------------------

/(1)/ Based on a closing stock price of C$7.73 (US$5.13) per Common Share on July 31, 1998, the last day the Common Shares were traded prior to the Company's 1998 financial year end.

COMPOSITION OF THE COMPENSATION COMMITTEE

The Board of Directors has established a Compensation Committee (the "Compensation Committee") which is responsible for determining the compensation of Executive Officers. The members of the Compensation Committee are Gregory P. Galanos, Stephen Lockyer and Peter Tolnai, each of whom is a director of the Company. Mr. Galanos is the President and Chief Technology Officer of the Company, but does not participate in discussions or decisions regarding his compensation.

REPORT ON EXECUTIVE COMPENSATION

The compensation programs of the Company are designed to reward performance and to be competitive with the compensation agreements of other computer software companies. The Compensation Committee evaluates each Executive Officer position to establish skill requirements and levels of responsibility. The Committee, after referring to information from other corporations and public data, determines the compensation for the Executive Officers.

          Objectives

The primary objectives of the Company's executive compensation program are to enable the Company to attract, motivate and retain qualified individuals and to align their success with that of the Company's shareholders through the achievement of strategic corporate objectives and the creation of shareholder value. The level of compensation paid to an individual is based on the individual's overall experience, responsibility and performance. Executive Officer compensation is composed of salary, bonuses, and the opportunity to participate in the Plan.

          Salary

Salary ranges are determined following a review of the market data for similar positions in corporations of a comparable size and type of operations to the Company.

          Bonuses

The Company may provide annual or quarterly incentive compensation to the Executive Officers through bonus arrangements. Awards are contingent upon the achievement of corporate and individual objectives and are to be determined by the Compensation Committee. To date, other than the bonuses paid to David Mark in 1996 and 1997, and to David Perkins, Berardino Baratta, David Mark, James Walker and Jim Welch in 1998, no bonus has been granted to any of the Executive Officers.

          Stock Option Plan

Executive Officers and directors may be granted ISO's or Non-Qualified Stock Options under the Plan.

             Compensation of Chairman and Chief Executive Officer

Jean J. Belanger provided his services in fiscal 1998 as Chairman and Chief Executive Officer to the Company. The base salary and bonuses of Mr. Belanger are determined by the Board of Directors, upon the recommendation of the Compensation Committee. To date, no bonus has been granted to Mr. Belanger.

Submitted by:  Gregory P. Galanos, Stephen Lockyer and Peter Tolnai.

PERFORMANCE GRAPH

The following graph compares the yearly percentage change in the cumulative shareholder return over the last four years for the Common Shares, assuming a $100 investment was made on July 31, 1994, with a cumulative annual return of the Montreal Exchange's XRI Index ("MEI"), The Toronto Stock Exchange TSE 300 Total Return Index (the "TSE 300") and the Russell 2000 Index (the "Russell 2000") for the period from July 31, 1994 to July 31, 1998, each of which indices assume reinvestment of dividends for the entire period indicated except for the Russell 2000 which only assumes reinvestment of dividends from May 31, 1995.
The Common Shares began publicly trading on March 11, 1994 on the Vancouver Stock Exchange (the "VSE"), were delisted from that exchange in October, 1995 and began trading (and had greatest trading volume) on the Montreal Exchange (the "ME") in February, 1995. Accordingly, the graph below reflects year-end trading prices of the Common Shares which are quoted from the VSE for the financial year ended July 31, 1994 and from the ME thereafter. The Common Shares began trading on The Toronto Stock Exchange in October, 1995 and were quoted on NASDAQ commencing in July, 1996.

                            CUMULATIVE TOTAL RETURNS
                    VALUE OF $100 INVESTED ON JULY 31, 1994


                             [GRAPH APPEARS HERE]


===========================================================
                         1994   1995   1996   1997   1998
                          ($)    ($)    ($)    ($)    ($)
-----------------------------------------------------------

METROWERKS INC.           100    429   1025    668    571
                         (VSE)  (ME)   (ME)   (ME)   (ME)
-----------------------------------------------------------
     MEI                  100    117    131    190    196
-----------------------------------------------------------
   TSE 300                100    113    124    176    180
-----------------------------------------------------------
RUSSELL 2000              100    123    132    176    180
===========================================================

COMPENSATION OF DIRECTORS

Other than the periodic grant of options under the Plan, no compensation is paid to any of the directors of the Company who are not officers of the Company or any of its subsidiaries. An aggregate of 20,000 options were granted to outside directors of the Company during the fiscal year ended July 31, 1998. For part of fiscal 1998, Geoff Beattie, a director of the Company, was a partner of Tory Tory DesLauriers & Binnington, a law firm which provides legal services to the Company.

INDEBTEDNESS OF DIRECTORS AND OFFICERS

No director, officer, employee, former director, officer or employee, nominee for election as a director, or associate or affiliate of any such person, is or has been indebted to the Company or its subsidiaries at any time since the beginning of the last completed financial year of the Company.

MANAGEMENT CONTRACTS

There are no agreements or arrangements under which management functions of the Company or any subsidiary of the Company are to any substantial degree performed by a person other than the directors or senior officers of the Company or a subsidiary of the Company.

                       STATEMENT OF CORPORATE GOVERNANCE

DUTIES AND OBLIGATIONS OF THE BOARD OF DIRECTORS

The general duty of the Board of Directors is to supervise the management of the business and affairs of the Company. In furtherance of this responsibility, the Board of Directors has expressly assumed responsibility for the following matters:

     (a) adopting a strategic planning process for the Company which establishes the Company's long-term goals and strategies, and monitoring the success of the Company's management in achieving those goals and implementing those strategies;

     (b) identifying the principal risks of the Company's business and ensuring that there are systems in place to effectively monitor and manage such risks with a view to the long-term viability of the Company and to achieving a proper balance between the risks incurred and the potential return to the Company's shareholders;

     (c) engaging in succession planning, including appointing, training and monitoring senior management (which includes ensuring that objectives are in place against which management's performance can be measured), having in place programs to train and develop management, providing for the orderly succession of management, and assessing the performance and contribution of the Chief Executive Officer of the Company against mutually established objectives;

     (d) ensuring that the Company has a policy to enable it to communicate effectively with its shareholders, other stakeholders and the public generally, effectively describing the operations of the Company to shareholders and accommodating feedback from shareholders; and

     (e) ensuring that there are effective controls and information systems in place for the Board of Directors to discharge its responsibilities including an audit system which can inform the Board of Directors about the integrity of the data and the compliance of the financial information with appropriate accounting principles.

COMPOSITION OF THE BOARD OF DIRECTORS

The Board of Directors is presently composed of seven directors, of which four are considered by the Board to be "unrelated directors". An unrelated director is a director who is independent of management and is free from any interest and any business or other relationship which could, or could reasonably be perceived to, materially interfere with the director's liability to act with a view to the best interests of the Company, other than interests and relationships arising from shareholdings. In determining whether a director is an unrelated director, the Board considers, for example, whether the director has a relationship which could, or could be perceived to, interfere with the director's ability to objectively assess the performance of management.

The Chairman of the Board of Directors is a member of management of the Company. In order to facilitate the functioning of the Board independent of management, the Board of Directors has created the Audit Committee and the Corporate Governance and Nominating Committee, all members of which are unrelated directors, and the Compensation Committee and the Stock Option Committee, the majority of the members of which are unrelated directors. These Committees meet on a regular basis.

COMMITTEES OF THE BOARD OF DIRECTORS

There are currently four committees of the Board of Directors. The mandate and activities of each committee are as follows:

     Audit Committee

The mandate of the Audit Committee is to:

     (a) ensure that at all times there are direct communication channels between the Audit Committee and the Company's external auditors;

     (b) periodically review and report to the Board of Directors whether management of the Company has designed and implemented an effective internal control system; and

     (c) review and report to the Board of Directors on all financial statements prepared by the Company.

The Audit Committee reports periodically to the Board of Directors on all of the foregoing matters.

     Compensation Committee

Please refer to "Compensation of Executive Officers and Directors" for a description of the mandate of the Compensation Committee.

     Corporate Governance and Nominating Committee

The mandate of the Corporate Governance and Nominating Committee is to oversee and make recommendations to the Board of Directors developing the Company's approach to corporate governance issues, to propose new nominees to the Board of Directors and to assess directors on an ongoing basis, including:

     (a) formulating the Company's response to the recommendations of the Montreal Exchange, The Toronto Stock Exchange and NASDAQ on issues of corporate governance;

     (b) explaining to the investment community the differences, if any, between the Company's governance system and the guidelines of the Montreal Exchange, The Toronto Stock Exchange and NASDAQ;

     (c) serving as a forum for concerns of individual directors about matters that are not easily discussed in a meeting of the full Board of Directors;

     (d) determining if an individual director is entitled to retain, at the expense of the Company, an independent adviser and the terms and conditions of any such retainer;

     (e) developing and implementing systems for more effective communications to shareholders of the Company, other stakeholders, and the public;

     (f) establishing a system of peer review of directors to assess the effectiveness of the Board as a whole and of the committees of the Board, and the contributions of individual directors; and

     (g) establishing an orientation and education program for new members of the Board of Directors and its various committees.

     Stock Option Committee

The mandate of the Stock Option Committee is to administer the Plan on behalf of the Board in accordance with such terms and conditions as the Board may prescribe in accordance with the Plan. All decisions of the Stock Option Committee are to be approved by a majority of its members.

DECISIONS REQUIRING THE PRIOR APPROVAL OF THE BOARD OF DIRECTORS

Each committee of the Board of Directors makes recommendations to the Board on an ongoing basis. Generally speaking, recommendations from a committee of the Board of Directors require the approval of the full Board before being implemented. Exceptions are that the Stock Option Committee may grant options under the Plan without Board approval and that the Corporate Governance and Nominating Committee may determine the terms on which an individual director may retain an independent adviser at the expense of the Company and such determination binds the Company and the Board of Directors without any further action by the Board.

SHAREHOLDER COMMUNICATIONS

To enable the Company to communicate more effectively with its shareholders, the Company has created the office of Communications Officer. Jim Welch is the current Communications Officer of the Company and may be reached at 9801 Metric Boulevard, Austin, Texas, 78758 (Tel. No.: (512) 873-4777). The Communications Officer is responsible for:

     (a) receiving all communications from the shareholders of the Company, other stakeholders and the public generally (other than in connection with communications relating to meetings of shareholders);

     (b) accommodating feedback from shareholders about the operations of the Company; and

     (c) effectively interpreting the operations of the Company to shareholders.

Communications relating to meetings of shareholders are dealt with by the Board of Directors through its normal procedures for such meetings.

SHAREHOLDER PROPOSALS

Proposals of shareholders intended to be presented at the Company's 1999 annual meeting of shareholders must be received by the Company at its principal executive offices no later than August 27, 1999 in order to be included in the Company's Proxy Circular and form of proxy relating to the meeting.

                      APPROVAL OF THE BOARD OF DIRECTORS

The contents of this Proxy Circular have been approved and the delivery of it to each shareholder of the Company entitled thereto and to the appropriate regulatory agencies has been authorized by the Board of Directors of the Company.

The foregoing contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

DATED at Austin, Texas the 16th day of October, 1998.

                             BY ORDER OF THE BOARD OF DIRECTORS



                             (SIGNED) JEAN J. BELANGER
                                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                                METROWERKS INC.

                                   P R O X Y

               ANNUAL AND SPECIAL MEETING OF THE SHAREHOLDERS OF

                                METROWERKS INC.

                        to be held on November 24, 1998

                THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT

                              OF METROWERKS INC.

The undersigned shareholder of Metrowerks Inc. (the "Company") hereby appoints, Jean J. Belanger, or failing him, Gregory P. Galanos, or failing him, David Perkins, all being directors and officers of the Company, or instead of any of the foregoing __________________________________________________, as proxy of the undersigned, to attend, vote and act for and on behalf of the undersigned AT THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS OF THE COMPANY TO BE HELD ON NOVEMBER 24, 1998 AND AT ALL ADJOURNMENTS THEREOF, upon the following matters:

(1) VOTE [_] or WITHHOLD FROM VOTING [_] or, if no specification is made, VOTE, in the election of directors;

(2) VOTE FOR [_] or AGAINST [_] or, if no specification is made, VOTE FOR, an ordinary resolution, with or without amendment, approving the amendment to the Stock Option Plan dated June 21, 1995 (as amended) (the "Plan") increasing the number of common shares of the Company reserved for issuance under the Plan from 2,600,000 to 3,600,000, and any amendments or variations thereto that may come before the meeting.

(3) VOTE FOR [_] or AGAINST [_] or, if no specification is made, VOTE FOR, an ordinary resolution, with or without amendment, confirming the amendment to the Company's by-laws relating to quorum requirements at shareholders' meetings, and any amendments or variations thereto that may come before the meeting.

(4) VOTE [_] or WITHHOLD FROM VOTING [_] or, if no specification is made, VOTE, in favour of the appointment of auditors and in authorizing the directors to fix the remuneration of the auditors;

(5)  Such other business as may properly come before the meeting.

     Executed on the          day of                 , 1998.



----------------------------        ------------------------------
Number of Common Shares             Signature of Shareholder


                                    ------------------------------
                                    Name of Shareholder

                                    (PLEASE PRINT CLEARLY)

NOTES:

(1) A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON TO REPRESENT HIM AT THE MEETING OTHER THAN THE MANAGEMENT REPRESENTATIVES DESIGNATED IN THIS PROXY. Such right may be exercised by inserting in the space provided the name of the other person the shareholder wishes to appoint. Such other person need not be a shareholder.

(2) To be valid, this proxy must be signed and deposited with Montreal Trust Company of Canada at 151 Front Street West, Toronto, Ontario M5J 2N1 not later than 48 hours (excluding Saturdays, Sundays and holidays) before the time for holding the meeting or, if the meeting is adjourned, 48 hours (excluding Saturdays, Sundays and holidays) before any adjourned meeting.

(3)  If an individual, please sign exactly as your shares are registered.

     If the shareholder is a corporation, this proxy must be executed by a duly authorized officer or attorney of the shareholder and, if the Corporation has a corporate seal, its corporate seal should be affixed.

     If shares are registered in the name of an executor, administrator or trustee, please sign exactly as the shares are registered. If the shares are registered in the name of the deceased or other shareholder, the shareholder's name must be printed in the space provided, the proxy must be signed by the legal representative with his name printed below his signature and evidence of authority to sign on behalf of the shareholder must be attached to this proxy.

     In many cases, shares beneficially owned by a holder (a "Non-Registered Holder") are registered in the name of a securities dealer or broker or other intermediary, or a clearing agency. Non-Registered Holders should, in particular, review the sections entitled "SOLICITATION OF PROXIES - Non-Registered Holders" and "SOLICITATION OF PROXIES - Revocation" in the accompanying management proxy circular and carefully follow the instructions of their intermediaries.

(4) Reference is made to the accompanying management proxy circular for further information regarding completion and use of this proxy and other information pertaining to the meeting.

(5) If a share is held by two or more persons, any one of them present or represented by proxy at a meeting of shareholders may, in the absence of the other or others, vote in respect thereof, but if more than one of them are present or represented by proxy they shall vote together in respect of the share so held.

(6) If this proxy is not dated in the space provided, it is deemed to bear the date on which it is mailed by management of the Corporation.